EXECUTION COPY

                             LETTER AMENDMENT NO. 6

                                                   Dated as of October 26, 1999

To the banks, financial institutions and other institutional lenders (collectively, the "LENDERS") parties to the Credit Agreement referred to below, to Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and to Salomon Smith Barney (formerly known as Citicorp Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A. as Co-Arrangers for the Facilities referred to therein.

Ladies and Gentlemen:

     We refer to (a) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998 and Amendment and Waiver No. 4 to the Loan Documents dated as of May 26, 1999, the "CREDIT AGREEMENT") among FCN Holding, Inc., a Delaware corporation ("FCN HOLDING"), International Family Entertainment, Inc., a Delaware corporation ("IFE"), Saban Entertainment, Inc., a Delaware corporation ("SABAN"), Fox Family Properties, Inc., a Delaware corporation ("FOX PROPERTIES"), Fox Family Management, LLC, a Delaware limited liability company ("FOX MANAGEMENT" and, together with FCN Holding, IFE, Saban and Fox Properties, the "BORROWERS"), Fox Kids Holdings, LLC, a Delaware limited liability company ("HOLDINGS"), as Guarantor and you and
(b) Amendment and Waiver No. 5 dated as of October 26, 1999 to the Loan Documents (the "AMENDMENT NO. 5"). Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement and Amendment No. 5.

     In connection with the European Subsidiaries Restructuring and the FKE Equity Offering, we hereby request that the Lenders agree to further amend the Credit Agreement in order to permit (a) the Borrowers and the Restricted Subsidiaries to own less than 51% of the issued and outstanding Equity Interests in Fox Kids Europe so long as the Borrowers and the Restricted Subsidiaries own and continue to own at least 38% of the issued and outstanding Equity Interests in Fox Kids Europe and (b) Fox Kids SPC1, Inc., a Subsidiary of Saban created as part of the European Subsidiaries Restructuring that is (or will be on the Restructuring Effective Date) a Restricted Subsidiary, to sell its Voting Interests in FKE in the FKE Equity Offering to the extent required by the exercise of the over-allotment option therefor so long as the Net Cash Proceeds received therefrom are applied to reduce the Commitments and to prepay the Advances outstanding at such time in accordance with, and to the extent required under Sections 2.04 and 2.05, respectively, of the Credit Agreement.

     The Lenders have indicated their willingness to agree to amend the Credit Agreement to permit the additional modifications described above on the terms and conditions set forth below. Accordingly, it is hereby agreed that the Credit Agreement is, effective upon the occurrence of the Restructuring Effective Date and subject to the satisfaction of the conditions set forth below, amended as follows:

          (a) Section 1.01 of the Credit Agreement is amended to add immediately following the definition of "Solvent" the following new definition:

               "SPC1" means Fox Kids SPC1, Inc., a Delaware corporation and a wholly owned Subsidiary of Saban."

          (b) The definition of "CHANGE OF CONTROL" set forth in Section 1.01 of the Credit Agreement is amended (i) to delete the word "or" at the end of clause (f) thereof, (ii) to delete the punctuation "." at the end of clause
     (g) thereof and to substitute therefor the language "; or" and (iii) to add to the end of such definition the following new clause (h):

               "(h) Holdings and its Subsidiaries shall cease directly or indirectly to own and control legally and beneficially at least 51% of the issued and outstanding Equity Interests in FKE."

          (c) Section 5.02(b) of the Credit Agreement is amended to add the following new proviso clause at the end of subclause (iii)(C) thereof:

          "and, PROVIDED FURTHER, that all proceeds of such intercompany Indebtedness owing to SPC1 as a result of advances made by SPC1 to IFE pursuant to Section 5.02(f)(ix)(C) shall be (or shall have been) applied on the date of receipt thereof to reduce the Commitments in accordance with, and to the extent required under, Section 2.04(b)(iv) and to prepay the Advances outstanding at such time in accordance with, and to the extent required under, Section 2.05(b)".

          (d) Section 5.02(e) of the Credit Agreement is amended to replace the figure "51%" with the figure "38%" in each place in which such figure occurs in subclause (xiv) thereof.

          (e) Section 5.02(f) of the Credit Agreement is amended (i) to replace the figure "51%" with the figure "38%" in each place in which such figure occurs in subclause (ix) thereof, (ii) to add immediately following the language "FKE may issue and sell its ordinary shares in the FKE Equity Offering" in the first line of subclause (ix) thereof the new language ", and, if the underwriters of the FKE Equity Offering exercise the over-allotment option in the FKE Equity Offering, SPC1 may sell, to the extent required by such exercise of the over-allotment option, its Voting Interests in FKE", (iii) to insert the new subclause reference "(i)" immediately following the language "THIRD, all remaining Net Cash Proceeds so received by" in subclause (ix)(C) thereof, (iv) to insert immediately following the language "the terms of Section 5.02(b)(ii)(C)" the following new language:

          "and (ii) SPC1 shall be advanced to IFE on the terms and conditions of an Intercompany Note and immediately applied by IFE in accordance with the terms of Section 5.02(b)(iii)(C)", and

     (v) to replace the figure "51%" with the figure "38%" in each place in which such figure occurs in subclause (x)(C) thereof.


                                   EX-10.2 - 2

          (f) Annex A to Amendment No. 5 is, effective as of the date of this Letter Amendment and subject to the satisfaction of the conditions set forth below, amended and restated in its entirety to read as set forth in
     Schedule I hereto.

     This Letter Amendment shall become effective as of the first date on which each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received counterparts of this Letter Amendment executed by the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, and the consent attached hereto executed by each Loan Party (other than the Borrowers and Holdings).

          (b) The Restructuring Effective Date shall have occurred.

          (c) The Administrative Agent shall have received one or more agreements, dated on or prior to the Restructuring Effective Date and in form and substance reasonably satisfactory to the Required Lenders, duly executed by each of the Subsidiaries (other than the Restricted Subsidiaries) that owns or holds (or on the Restructuring Effective Date will own or hold) Equity Interests in Fox Kids Europe, under which such Subsidiary agrees that, if requested by the Administrative Agent, on behalf of the Secured Parties, in connection with the exercise of their rights and remedies under the Collateral Documents, it will sell or otherwise transfer its Equity Interests in Fox Kids Europe to the purchaser (or purchasers), and on the same terms and conditions as, the Equity Interests in Fox Kids Europe comprising part of the Collateral are being sold, transferred or otherwise disposed of at such time.

          (d) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the effective date hereof, before and after giving effect to this Letter Amendment, as though made on and as of such date (except that the Consolidated financial statements of each of the Borrowers and its Subsidiaries and Fox Kids and its Subsidiaries referred to in Sections 4.01(f), 4.01(g), 4.01(h) and 4.01(i) of the Credit Agreement, respectively, shall be deemed to refer to the Consolidated financial statements of each such Borrower and its Subsidiaries and Fox Kids and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders pursuant to Sections 5.03(b) and 5.03(c) of the Credit Agreement and Sections 7(i)(i) and 7(i)(ii) of the Fox Kids Guarantee, respectively, on or prior to the effective date hereof and (C) that the forecasted Consolidated financial statements of Fox Kids and its Subsidiaries referred to in Section 4.01(j) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of Fox Kids and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders prior to the effective date hereof).

          (e) No event shall have occurred and be continuing, or shall result from the effectiveness of this Letter Amendment, that constitutes a Default.

     The Borrowers further agree to pay to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Letter Amendment to the Administrative Agent on or prior to November 5, 1999 (or advised the Administrative Agent in a manner satisfactory to it that such Lender has executed this Letter Amendment on or prior to such date), an amendment fee of 0.05% on the aggregate Commitments of such Lender, such amendment fee to be payable on the earlier of the Offering Effective Date and December 15, 1999.


                                   EX-10.2 - 3

     This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

     On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

     The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least one counterpart of this Letter Amendment to the attention of Benjamin Cheng, Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022-6069, facsimile no. (212) 848-7179.

     This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.


                                   EX-10.2 - 4

     This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

                                        Very truly yours,

                                        FCN HOLDING, INC., as Borrower


                                        By  /S/ MEL WOODS
                                            -----------------------------------
                                           Name:
                                           Title:


                                        INTERNATIONAL FAMILY
                                        ENTERTAINMENT, INC., as Borrower


                                        By  /S/ MEL WOODS
                                            -----------------------------------
                                           Name:
                                           Title:

                                        SABAN ENTERTAINMENT, INC., as Borrower


                                        By  /S/ JACQUELINE GOLD GRUNFELD
                                            -----------------------------------
                                           Name: Jacqueline Gold Grunfeld
                                           Title: Secretary


                                        FOX FAMILY MANAGEMENT, LLC


                                        By  /S/ HAIM SABAN
                                            -----------------------------------
                                             Haim Saban, as its Manager


                                        FOX FAMILY PROPERTIES, INC.


                                        By  /S/ MEL WOODS
                                            -----------------------------------
                                           Name:
                                           Title:


                                   EX-10.2 - 5

                                        FOX FAMILY WORLDWIDE, INC.

                                        By  /S/ MEL WOODS
                                           ------------------------
                                           Name:
                                           Title:


                                        FOX KIDS HOLDINGS, LLC

                                        By  Fox Family Worldwide, Inc.
                                             as its Managing Member

                                        By  /S/ MEL WOODS
                                           ------------------------
                                           Name:
                                           Title:


                                   EX-10.2 - 6

Agreed by each of the following Lenders as of the date first above written:

THE AGENTS AND THE LENDERS

CITICORP USA, INC., as Agent and as Lender

By  /S/ ELIZABETH H. MINNELLA
    --------------------------------
    Name: Elizabeth H. Minnella
    Title: Vice-President


SALOMON SMITH BARNEY INC., as Agent

By  /S/ WILLIAM L. HARTMANN
   --------------------------------
    Name:  William L. Hartmann
    Title: Attorney-in-Fact


BANKBOSTON, N.A., as Agent and as Lender

By  /S/ ROBERT F. MILORDI
   --------------------------------
    Name:  Robert F. Milordi
    Title: Managing Director


THE CHASE MANHATTAN BANK, as Lender

By  /S/ JOAN M. FITZGIBBON
   --------------------------------
    Name:  Joan M. Fitzgibbon
    Title: Managing Director


CHASE SECURITIES, INC., as Agent

By  /S/ JOHN P. HALTMEIER
   --------------------------------
    Name:  John P. Haltmeier
    Title: Vice President


                                   EX-10.2 - 7

BANK OF AMERICA, N.A., as Lender

By  /S/ SEAN W. CASSIDY
   --------------------------------
    Name:  Sean W. Cassidy
    Title: Vice President


THE BANK OF NOVA SCOTIA, as Lender

By  /S/ IAN A. HODGART
   ---------------------------------
    Name:  Ian A. Hodgart
    Title: Authorized Signatory


FLEET BANK, N.A., as Lender

By  /S/ TANYA CROSSLEY
   ---------------------------------
    Name:  Tanya Crossley
    Title: Vice President


THE INDUSTRIAL BANK OF JAPAN
LIMITED, LOS ANGELES AGENCY, as Lender

By  /S/ CARL-ERIC BENZINGER
   ---------------------------------
    Name:  Carl-Eric Benzinger
    Title: Senior Vice President


TORONTO-DOMINION (TEXAS), INC., as Lender

By  /S/ CAROL BRANDT
   ----------------------------------
    Name:  Carol Brandt
    Title: Vice President


SOCIETE GENERALE, NEW YORK BRANCH,
as Co-Agent and as Lender

By  /S/ ELAINE KHALIL
   -----------------------------------
    Name:  Elaine Khalil
    Title: Vice President


                                   EX-10.2 - 8

THE BANK OF NEW YORK, as Lender

By  /S/ STEPHEN M. NETTLER
   -----------------------------------
    Name:  Stephen M. Nettler
    Title: AVP


BANQUE NATIONALE DE PARIS, as Lender

By  /S/ NUALA MARLEY
   -----------------------------------
    Name:  Nuala Marley
    Title: Vice President

By  /S/ BONNIE G. EISENSTAT
   -----------------------------------
    Name:  Bonnie G. Eisenstat
    Title: Vice President


THE MITSUBISHI TRUST AND BANKING
CORPORATION, LOS ANGELES AGENCY, as Lender

By  /S/ BEATRICE E. KOSSODO
   -----------------------------------
    Name:  Beatrice E. Kossodo
    Title: Senior Vice President


THE SUMITOMO BANK, LIMITED, as Lender

By
   -----------------------------------
    Name:
    Title:


CRESTAR BANK, as Lender

By  /S/ THOMAS C. KING
   ------------------------------------
    Name:  Thomas C. King
    Title: Assistant Vice President


                                   EX-10.2 - 9

THE DAI-ICHI KANGYO BANK, LIMITED,
as Lender

By  /S/ THOMAS CHA
   -----------------------------------
    Name:  Thomas Cha
    Title: Account Officer


MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Lender

By  /S/ WILLIAM IMGRASSIN
   -----------------------------------
    Name:  William Imgrassin
    Title: Vice President


GENERAL ELECTRIC CAPITAL CORPORATION,
as Lender

By  /S/ ROBERT M. KADLICK
   -----------------------------------
    Name:  Robert M. Kadlick
    Title: Duly Authorized Signatory


FIRST HAWAIIAN BANK, as Lender

By
   -----------------------------------
    Name:
    Title:


ISRAEL DISCOUNT BANK LIMITED,
LOS ANGELES AGENCY., as Lender

By  /S/ HIEU T. NGUYEN
   ------------------------------------
    Name:  Hieu T. Nguyen
    Title: Vice President


                                  EX-10.2 - 10

                                     CONSENT

     Reference is made to (a) Letter Amendment No. 6 dated as of October 26, 1999 (the "LETTER AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Letter Amendment and in the Credit Agreement referred to therein), (b) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, Amendment and Waiver No. 4 dated as of May 26, 1999, the "CREDIT AGREEMENT") among FCN Holding, Inc., International Family Entertainment, Inc., Saban Entertainment, Inc., Fox Family Properties, Inc. and Fox Family Management, LLC (collectively, the "BORROWERS"), Fox Kids Holdings, LLC, a Delaware limited liability company ("HOLDINGS"), as Guarantor, the banks, financial institutions and other institutional lenders (collectively, the "LENDERS") party to the Credit Agreement, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and Salomon Smith Barney Inc. (formerly known as Citicorp Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein, and (c) the other Loan Documents referred to therein.

     Each of the undersigned, in its capacity as (a) a Guarantor under the Second Amended and Restated Subsidiaries Guarantee dated October 28, 1997 (the "SUBSIDIARIES GUARANTEE") in favor of the Secured Parties referred to therein and a Pledgor under the Pledge and Assignment Agreement and/or (b) a Pledgor under the Pledge and Assignment Agreement and/or under one or more of the following Agreements, (i) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./SABAN U.K. PLEDGE AGREEMENT") between Saban and the Administrative Agent, (ii) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./FKE PLEDGE AGREEMENT"), among FKE Holdings, Fox Kids Network Europe Holdings, Inc. and the Administrative Agent, (iii) the Deeds of Pledge dated September 4, 1997 and June 24, 1998 (collectively, the "NETHERLANDS PLEDGE AGREEMENT"), among FKE Holdings, T.V. 10 and the Administrative Agent, (iv) the Amended and Restated Pledge Agreement of Shares dated September 4, 1997 (the "NETHERLANDS ANTILLES PLEDGE AGREEMENT"), among Saban, SINV and the Administrative Agent, (v) the Pledge Agreement dated September 4, 1997 (the "GERMAN PLEDGE AGREEMENT") among Saban and the Administrative Agent, (vi) the Deed of Pledge of Shares dated September 4, 1997 (the "FRENCH/FOX KIDS PLEDGE AGREEMENT"), among FKE Holdings, Fox Kids Network, Fox Kids France SARL and the Administrative Agent and (vii) the Deed of Pledge of Shares dated September 4, 1997 (together with the U.K./Saban U.K. Pledge Agreement, the U.K./FKE Pledge Agreement, the Netherlands Pledge Agreement, the Netherlands Antilles Pledge Agreement, the German Pledge Agreement and the French/Fox Kids Pledge Agreement, the "FOREIGN SUBSIDIARY PLEDGE AGREEMENTS"), among Saban, Saban International Paris SARL and the Administrative Agent, hereby consents to the execution, delivery and performance of the Letter Amendment and agrees that:

          (A) each of the Subsidiaries Guarantee, the Pledge and Assignment Agreement, the Foreign Subsidiary Pledge Agreements and the other Collateral Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the effective of the Letter Amendment, except that, on and after such effective date each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Letter Amendment; and


                                  EX-10.2 - 11

          (B) as of the effective date of the Letter Amendment, the Pledge and Assignment Agreement and the Foreign Subsidiary Pledge Agreements to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

     This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

     Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                        ANGEL GROVE PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        BUGBOY PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        CYBERPROD, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        FOX KIDS EUROPE HOLDINGS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        ERIK PRODUCTIONS

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                  EX-10.2 - 12

                                        FOX KIDS (LATIN AMERICA), INC.

                                        By  /S/ MEL WOODS
                                           ---------------------------
                                           Name:  Mel Woods
                                           Title:


                                        FOX KIDS WORLDWIDE, L.L.C.

                                        By  Fox Kids Holdings, LLC,
                                             as Managing Member

                                        By  Fox Family Worldwide, Inc.,
                                             as Managing Member

                                        By  /S/ MEL WOODS
                                           ---------------------------
                                           Name:  Mel Woods
                                           Title:


                                        IAN PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        INTERPROD, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                  EX-10.2 - 13

                                        KIDS ROCK, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        LAUREL WAY PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        MMPR PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        POCKET PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        SABAN DOMESTIC SERVICES, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        SABAN FOODS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                  EX-10.2 - 14

                                        SABAN INTERNATIONAL SERVICES, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        SABAN MERCHANDISING, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        SABAN/SCHERICK PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        SANDSCAPE, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        TEEN DREAM PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                        MELVILLE PRODUCTIONS, INC.

                                        By  /S/ TONY HOWE
                                           ---------------------------
                                           Name:  Tony Howe
                                           Title: Vice President


                                  EX-10.2 - 15

                                        FCNH SUB, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        FOX CHILDREN'S PRODUCTIONS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        FOX CHILDREN'S NETWORK, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        STORYMAKERS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        FOX KID'S MUSIC, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        FOX CHILDREN'S MUSIC, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                  EX-10.2 - 16

                                        FAMILY CHANNEL PICTURES, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        FAMILY DEVELOPMENT CORP.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        FAMILY GAME SHOWS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        GAME TV, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                        GILMORE ACQUISITION CORP.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         HOME PRODUCTIONS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                  EX-10.2 - 17

                                         IFE CHINA, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         IFE DIRECT MARKETING, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         IFE JAKE ACQUISITION CORP.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         IFE LATIN AMERICA, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         LYNNHAVEN ACQUISITION CORP.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         MOBILINK PARTNERS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                  EX-10.2 - 18

                                         MTM ACQUISITION COMPANY, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         MTM ENTERPRISES, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         MTM ENTERTAINMENT, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         MTM HOLDING COMPANY, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         PRETENDER PRODUCTIONS, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         UNITED STATES FAMILY
                                            ENTERTAINMENT, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                  EX-10.2 - 19

                                         RED CHECK, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         PLAZA PICTURES, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         PAPER GARDENS, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         WEBSTER PARK, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         APRIL PARK, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         FAMILY SATELLITE BROADCASTING
                                           SERVICES, INC.

                                        By /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                  EX-10.2 - 20

                                         F.F.P. WEST, L.L.C.

                                         By  Mel Woods, as its Manager

                                              /S/ MEL WOODS
                                              -------------------------


                                         FIRST PAPER, INC.

                                         By  /S/ MEL WOODS
                                            ----------------------------
                                            Name:  Mel Woods
                                            Title: President


                                         FOX FAMILY MUSIC, L.L.C.

                                         By  Mel Woods, as its Manager

                                              /S/ MEL WOODS
                                              --------------------------


                                         FOX FAMILY MUSIC, INC.

                                         By  /S/ TONY HOWE
                                             -----------------------------
                                             Name:  Tony Howe
                                             Title: Vice President


                                         FOX FAMILY POST PRODUCTION, INC.

                                         By  /S/ TONY HOWE
                                             -----------------------------
                                             Name:  Tony Howe
                                             Title: Vice President


                                         FOX FAMILY POST PRODUCTION, L.L.C.

                                         By  Mel Woods, as its Manager

                                              /S/ MEL WOODS
                                              --------------------------


                                  EX-10.2 - 21

                                         FOX FAMILY RECORDING ARTISTS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         HOPSCOTCH PRODUCTIONS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         MONUMENT PRODUCTIONS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         KID GUMBO PRODUCTIONS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                  EX-10.2 - 22

                                         FOX KIDS TOURING, L.L.C.

                                         By Mel Woods, as its Manager

                                             /S/ MEL WOODS
                                             ---------------------------


                                         FOXKIDS.COM, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                  EX-10.2 - 23

                                         FOX LATIN PRODUCTIONS, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         CABLE HEALTH TV, INC.

                                        By  /S/ MEL WOODS
                                           ----------------------------
                                           Name:
                                           Title:


                                         FOX KIDS EUROPE LIMITED

                                         By
                                            Name:
                                            Title:


                                         FOX KIDS SPC1, INC.

                                         By  /S/ TONY HOWE
                                             -----------------------------
                                             Name:  Tony Howe
                                             Title: Vice President


                                         FOX KIDS SPC2, INC.

                                         By  /S/ TONY HOWE
                                             -----------------------------
                                             Name:  Tony Howe
                                             Title: Vice President


                                  EX-10.2 - 24